                                                                    Exhibit 99.2

                                                                  Execution Copy

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of April 1, 2006, among Merrill Lynch Mortgage Lending, Inc., having an address at 4 World Financial Center, New York, New York 10080 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignee"), Countrywide Home Loans Servicing LP, having an address at 400 Countrywide Way, Simi Valley, California 93065 (the "Company") and Countrywide Home Loans, Inc., having an address at 4500 Park Granada, Calabasas, California 91302 (the "Seller").

          WHEREAS, Merrill Lynch Bank, USA ("MLBUSA") acquired the mortgage loans set forth on Attachment 1 annexed hereto (the "Assigned Loans") from the Seller pursuant to that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2004, between MLBUSA and Seller, as amended (the "Purchase and Servicing Agreement");

          WHEREAS, MLBUSA assigned all of its right, title, interest and obligations in, to and under the Purchase and Servicing Agreement to Assignor pursuant to the Assignment, Assumption and Recognition Agreement, dated April 1, 2006 among MLBUSA, the Company, the Seller and Assignor (the "Assignment Agreement") (except for obligations that arise prior to the date hereof which were retained by MLBUSA).

          WHEREAS, the Seller has assigned its servicing rights related to the Assigned Loans and servicing obligations related thereto under the Purchase and Servicing Agreement to the Company and the Company is currently servicing the Assigned Loans for the benefit of the Assignor in accordance with the terms and conditions of the Purchase and Servicing Agreement;

          In consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase and Servicing Agreement.

Assignment and Assumption

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title, interest and obligations of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title, interest and obligations in, to and under the Assignment Agreement (except for those obligations that are retained by the Assignor as set forth in the Assignment Agreement). Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Mortgage Loans subject to the Assignment Agreement and the Purchase and Servicing Agreement other than those set forth on Attachment l. Notwithstanding anything to the contrary contained herein, the Assignor is retaining the right to enforce the representations and warranties made by the Company prior to the date hereof with respect to the Assigned Loans and the Company.

Representations; Warranties and Covenants

     2. Assignor warrants and represents to Assignee and Company as of the date hereof:

          a. Attached hereto as Attachment 2 are true and accurate copies of the Assignment Agreement and the Purchase and Servicing Agreement, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

          b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Assignment Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Assignment Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

          c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Assignment Agreement or the Purchase and Servicing Agreement;

          d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the Assignment Agreement or the Purchase and Servicing Agreement. Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the Assignment Agreement or the Purchase and Servicing Agreement;

          e. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

          f. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1993 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

          h. Assignor has received from Seller and Company, and has delivered to Assignee, all documents required to be delivered to Assignor by Seller or Company prior to the date hereof pursuant to Section 6.03 of the Purchase and Servicing Agreement with respect to the Assigned Loans.

     3. Assignee warrants and represents to, and covenants with, Assignor and Company as of the date hereof:

          a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

          b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been a. duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

          c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

          d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement;

          e. Assignee understands that the Assigned Loans have not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state; and

          f. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

     4. The Company hereby restates, as of the date hereof, the representations and warranties contained in Section 7.01 of the Purchase and Servicing Agreement (except with respect to Section 7.01(x), (xi), and (xii)), to and for the benefit of the Assignee, and by this reference incorporates such representations and warranties herein, as of the date hereof.

     5. The Seller guarantees the performance by the Company of the Company's servicing obligations under the Purchase and Servicing Agreement and this AAR Agreement.

Recognition of Assignee

     6. (a) From and after the date hereof, the Company shall recognize the Assignee as the owner of the Assigned Loans, and the Company will service the Assigned Loans in accordance with the servicing provisions contained in the Purchase and Servicing Agreement, as modified by this AAR Agreement, for the benefit of the Assignee, and shall look solely to the Assignee for performance of the obligations of Purchaser under the Purchase and Servicing Agreement with respect to the Assigned Loans. The Assignee hereby acknowledges and agrees that it shall uphold, or shall require its agents to uphold, the obligations of the Purchaser contained in the Purchase and Servicing Agreement.

          (b) The Company acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2006, by and among the Assignee, the Master Servicer, the Securities Administrator and HSBC Bank USA, National Association (the "Pooling and Servicing Agreement"). The Company shall deliver all reports required to be delivered under the Purchase and Servicing Agreement to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Mortgage Investors, Inc., Series 2006-A2

          (c) The Company hereby acknowledges that the Master Servicer has the right to enforce all obligations of the Company under the Purchase and Servicing Agreement acting on behalf of the Assignee, as owner of the Assigned Loans. Such rights will include, without limitation, the right to terminate the Company under the Purchase and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Purchase and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Purchase and Servicing Agreement, the right to examine the books and records of the Company and the right to exercise certain rights of consent and approval of the "Purchaser" under the Purchase and Servicing Agreement. Notwithstanding the foregoing, it is understood that the Company shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignee and the Assignor from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Company which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the Master Servicer to perform the obligations of the "Purchaser" under the Purchase and Servicing Agreement and this AAR Agreement only to the extent that the Master Servicer has any obligations of the "Purchaser". In addition, the Assignee shall indemnify the Company and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Company may sustain in any way related to (a) actions or inactions of the Company which were taken or omitted upon the instruction or direction of the Trustee or Master Servicer, as applicable, or (b) the failure of the Trustee or the Master Servicer, as applicable, to perform the obligations of the "Purchaser" under the Purchase and Servicing Agreement and this AAR Agreement. The Company shall make all distributions under the Purchase and Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

          Wells Fargo Bank, N.A.
          ABA Number: #121-000-248
          Account Name: Corporate Trust Clearing
          Account number: 3970771416

          For further credit to: MLMI 2006-A2
          Distribution Account Number: 50909400

          (d) The Company shall provide monthly reports to the Master Servicer as required under the Purchase and Servicing Agreement, which reports shall contain the data specified in the forms attached as Attachment 3 hereto as is mutually agreed by the Master Servicer and the Company and may be in such format as is mutually agreed by the Master Servicer and the Company.

The Company shall deliver all reports required to be delivered under the Purchase and Servicing Agreement to the Master Servicer at the following address:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Mortgage Investors Trust, Series 2006-A2

          (e) For purposes of Section 11.30 of the Purchase and Servicing Agreement, the Company is hereby notified, and the Company hereby acknowledges receipt of such notification, that a REMIC election has been made with respect to the Assigned Loans.

Modification of the Purchase and Servicing Agreement

     7. The Assignee and the Company hereby amend the definition of "Monthly Advance" in Section 1 of the Purchase and Servicing Agreement by deleting the reference to "Subsection 11.30" and replacing it with "Section 11.22".

     8. The Assignee and the Company hereby amend the definition of "Remittance Date" in Section 1 of the Purchase and Servicing Agreement by deleting the words "immediately following such" and replacing them with "immediately preceding such".

     9. The Assignee and the Company hereby amend Section 1 of the Purchase and Servicing Agreement, as it pertains to the Assigned Loans, by:

          (a) deleting the definition of "Business Day" in its entirety and replacing it with the following:

          "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve is closed, or (iii) a day on which banking institutions in the jurisdiction in which the Master Servicer or the Seller are authorized or obligated by law or executive order to be closed."

          and

          (b) adding the following definitions in alphabetical order:

          "Master Servicer: Wells Fargo Bank, N.A., or its successors in interest."

          "Trustee: The party named as trustee in any agreement pursuant to a Pass-Through Transfer."

     10. The Assignee and the Company hereby amend Section 11.05 of the Servicing Addendum to the Purchase and Servicing Agreement (the "Servicing Addendum") by replacing the phrase "Countrywide Home Loans, Inc., as servicer, in trust for the Purchaser" with "Countrywide Home Loans Servicing LP in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series 2006-A2".

     11. The Assignee and the Company hereby amend Section 11.07 of the Servicing Addendum by replacing the phrase "Countrywide Home Loans, Inc. in trust for Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans" with "Countrywide Home Loans Servicing LP in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series 2006-A2".

     12. The Assignee and the Company hereby amend Section 11.14 of the Servicing Addendum, attached to the Purchase and Servicing Agreement as Exhibit 8, by deleting the reference in the last sentence of the second paragraph to "two years" and replacing it with "three years".

     13. The Assignee and the Company hereby amend Section 11.15 of the Servicing Addendum by deleting in the first sentence of the third paragraph of that Section the phrase "second Business Day following the" and replacing in the second sentence of the same paragraph the phrase "following such second Business Day" with "on which such payment was due".

     14. The Assignee and the Company hereby amend Section 11.16 of the Servicing Addendum, attached to the Purchase and Servicing Agreement as Exhibit 8, by adding the following sentence at the end thereof:

     "In addition, no later than the tenth (10th) calendar day of each month (or if such tenth day is not a Business Day, the Business Day immediately preceding such tenth day), the Seller shall furnish to the Purchaser and the Master Servicer a report containing the data set forth in Attachment 3-A, Attachment 3-B and Attachment 3-C to the Assignment, Assumption and Recognition Agreement, dated as of April 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., the Company and the Seller, with respect to monthly remittance advice, defaulted Mortgage Loans and Realized Loss Calculations, respectively, in such format as is mutually agreed by the Master Servicer and the Company."

     15. The Assignee and the Company hereby amend Section 11.19 of the Servicing Addendum by deleting such section in its entirety and replacing it with the following:

          "Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Seller shall submit to the Purchaser and the Master Servicer a liquidation report in the format mutually agreed upon by the Seller and the Master Servicer, with respect to such Mortgaged Property and all supporting documentation which is readily available and reasonably requested by the Master Servicer."

     16. The Assignee and the Company hereby amend Section 11.30 of the Servicing Addendum by deleting such section in its entirety and replacing it with the following:

          "Notwithstanding anything in this Agreement to the contrary, the Seller (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Seller, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any trust fund created pursuant to a Pass-Through Transfer to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions unless the Seller has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

     17. The Assignee and the Company hereby amend Subsection 14.01(ix) of the Purchase and Servicing Agreement by deleting such section in its entirety and replacing it with "[reserved]".

     18. The Assignee and the Company hereby amend Sections 11.25, 11.26 and
11.27 of the Servicing Addendum by deleting each such section in its entirety and replacing each such section with "[Reserved]".

Miscellaneous

     19. All demands, notices and communications under the Assignment Agreement, the Purchase and Servicing Agreement and this AAR Agreement with respect to the Assigned Loans shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of Seller,

               Countrywide Home Loans, Inc.
               4500 Park Granada
               Calabasas, California 91302
               Attention: Darren Bigby

          b.   In the case of Company,

               Countrywide Home Loans Servicing LP
               400 Countrywide Way
               Simi Valley, California 93065
               Attention: Lupe Montero

          c.   In the case of Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               New York, New York 10080
               Attention: MLMI 2006-A2

          d.   In the case of Assignee,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10080
               Attention: MLMI 2006-A2

     20. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     21. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     22. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee, Seller or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee, Seller or Company, respectively hereunder.

     23. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     24. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     25. In the event that any provision of this AAR Agreement conflicts with any provision of the Assignment Agreement or the Purchase and Servicing Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

          IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


COUNTRYWIDE HOME LOANS, INC.
Seller


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


COUNTRYWIDE HOME LOANS SERVICING LP
Company

By: Countrywide GP, Inc., its General
    Partner


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK,
NATIONAL ASSOCIATION
Master Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                  ATTACHMENT l

                             ASSIGNED LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                  ATTACHMENT 2

              MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

                                See Exhibit 99.4

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                See Exhibit 99.3

                                  ATTACHMENT 3

                                 ATTACHMENT 3-A

                            MONTHLY REMITTANCE ADVICE

      COLUMN NAME                  DESCRIPTION             DECIMAL      FORMAT COMMENT      MAX SIZE
      -----------        -------------------------------   -------   --------------------   --------
SER_INVESTOR_NBR         A value assigned by the                     Text up to 10 digits         20
                         Servicer to define a group of
                         loans.

LOAN_NBR                 A unique identifier assigned                Text up to 10 digits         10
                         to each loan by the investor.

SERVICER_LOAN_NBR        A unique number assigned to a               Text up to 10 digits         10
                         loan by the Servicer. This
                         may be different than the
                         LOAN_NBR.

BORROWER_NAME            The borrower name as received               Maximum length of            30
                         in the file. It is not                      30 (Last, First)
                         separated by first and last
                         name.

SCHED_PAY_AMT            Scheduled monthly principal          2      No commas(,) or              11
                         and scheduled interest payment              dollar signs ($)
                         that a borrower is expected to
                         pay, P&I constant.

NOTE_INT_RATE            The loan interest rate as            4      Max length of 6               6
                         reported by the Servicer.

NET_INT_RATE             The loan gross interest rate         4      Max length of 6               6
                         less the service fee rate as
                         reported by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a        4      Max length of 6               6
                         loan as reported by the
                         Servicer.

SERV_FEE_AMT             The servicer's fee amount for        2      No commas(,) or              11
                         a loan as reported by the                   dollar signs ($)
                         Servicer.

NEW_PAY_AMT              The new loan payment amount as       2      No commas(,) or              11
                         reported by the Servicer.                   dollar signs ($)

NEW_LOAN_RATE            The new loan rate as reported        4      Max length of 6               6
                         by the Servicer.

ARM_INDEX_RATE           The index the Servicer is            4      Max length of 6               6
                         using to calculate a
                         forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual                2      No commas(,) or              11
                         principal balance at the                    dollar signs ($)
                         beginning of the processing
                         cycle.

ACTL_END_PRIN_BAL        The borrower's actual                2      No commas(,) or              11
                         principal balance at the end                dollar signs ($)
                         of the processing cycle.

BORR_NEXT_PAY_DUE_DATE   The date at the end of                      MM/DD/YYYY                   10
                         processing cycle that the
                         borrower's next payment is due
                         to the Servicer, as reported
                         by Servicer.

SERV_CURT_AMT_1          The first curtailment amount         2      No commas(,) or              11
                         to be applied.                              dollar signs ($)

SERV_CURT_DATE_1         The curtailment date                        MM/DD/YYYY                   10
                         associated with the first
                         curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on          2      No commas(,) or              11
                         the first curtailment amount,               dollar signs ($)
                         if applicable.

SERV_CURT_AMT_2          The second curtailment amount        2      No commas(,) or              11
                         to be applied.                              dollar signs ($)

SERV_CURT_DATE_2         The curtailment date                        MM/DD/YYYY                   10
                         associated with the second
                         curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on          2      No commas(,) or              11
                         the second curtailment amount,              dollar signs ($)
                         if applicable.

SERV_CURT_AMT_3          The third curtailment amount         2      No commas(,) or              11
                         to be applied.                              dollar signs ($)

SERV_CURT_DATE_3         The curtailment date                        MM/DD/YYYY                   10
                         associated with the third
                         curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on          2      No commas(,) or              11
                         the third curtailment amount,               dollar signs ($)
                         if applicable.

PIF_AMT                  The loan "paid in full" amount       2      No commas(,) or              11
                         as reported by the Servicer.                dollar signs ($)

PIF_DATE                 The paid in full date as                    MM/DD/YYYY                   10
                         reported by the Servicer.
                                                                     Action Code Key:              2
                                                                     15=Bankruptcy,
                                                                     30=Foreclosure, ,
                                                                     60=PIF,
                                                                     63=Substitution,
                                                                     65=Repurchase,70=REO

ACTION_CODE              The standard FNMA numeric code
                         used to indicate the
                         default/delinquent status of a
                         particular loan.

INT_ADJ_AMT              The amount of the interest           2      No commas(,) or              11
                         adjustment as reported by the               dollar signs ($)
                         Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor               2      No commas(,) or              11
                         Adjustment amount, if                       dollar signs ($)
                         applicable.

NON_ADV_LOAN_AMT         The Non Recoverable Loan             2      No commas(,) or              11
                         Amount, if applicable.                      dollar signs ($)

LOAN_LOSS_AMT            The amount the Servicer is           2      No commas(,) or              11
                         passing as a loss, if                       dollar signs ($)
                         applicable.

SCHED_BEG_PRIN_BAL       The scheduled outstanding            2      No commas(,) or              11
                         principal amount due at the                 dollar signs ($)
                         beginning of the cycle date to
                         be passed through to investors.

SCHED_END_PRIN_BAL       The scheduled principal              2      No commas(,) or              11
                         balance due to investors at                 dollar signs ($)
                         the end of a processing cycle.

SCHED_PRIN_AMT           The scheduled principal amount       2      No commas(,) or              11
                         as reported by the Servicer                 dollar signs ($)
                         for the current cycle -- only
                         applicable for
                         Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest         2      No commas(,) or              11
                         amount less the service fee                 dollar signs ($)
                         amount for the current cycle
                         as reported by the Servicer --
                         only applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount          2      No commas(,) or              11
                         collected by the Servicer for               dollar signs ($)
                         the current reporting cycle --
                         only applicable for
                         Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest            2      No commas(,) or              11
                         amount less the service fee                 dollar signs ($)
                         amount for the current
                         reporting cycle as reported by
                         the Servicer -- only
                         applicable for Actual/Actual
                         Loans.

PREPAY_PENALTY_ AMT      The penalty amount received          2      No commas(,) or              11
                         when a borrower prepays on his              dollar signs ($)
                         loan as reported by the
                         Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount        2      No commas(,) or              11
                         for the loan waived by the                  dollar signs ($)
                         servicer.

MOD_DATE                 The Effective Payment Date of               MM/DD/YYYY                   10
                         the Modification for the loan.

MOD_TYPE                 The Modification Type.                      Varchar - value can          30
                                                                     be alpha or numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding              2      No commas(,) or              11
                         principal and interest                      dollar signs ($)
                         advances made by Servicer.

                                 ATTACHMENT 3-B

                       REPORTING DATA FOR DEFAULTED LOANS

TABLE: DELINQUENCY

              NAME                   TYPE     SIZE
              ----                ---------   ----
SERVICER LOAN #                   NUMBER         8
                                  (DOUBLE)
INVESTOR LOAN #                   NUMBER         8
                                  (DOUBLE)
BORROWER NAME                     TEXT          20
ADDRESS                           TEXT          30
STATE                             TEXT           2
Due Date                          Date/Time      8
ACTION CODE                       TEXT           2
FC Received                       Date/Time      8
File Referred to Atty             Date/Time      8
NOD                               Date/Time      8
Complaint Filed                   Date/Time      8
Sale Published                    Date/Time      8
Target Sale Date                  Date/Time      8
Actual Sale Date                  Date/Time      8
Loss Mit Approval Date            Date/Time      8
Loss Mit Type                     Text           5
Loss Mit Estimated Completion     Date/Time      8
Date
Loss Mit Actual Completion Date   Date/Time      8
Loss Mit Broken Plan Date         Date/Time      8
BK Chapter                        Text           6
BK Filed Date                     Date/Time      8
Post Petition Due                 Date/Time      8
Motion for Relief                 Date/Time      8
Lift of Stay                      Date/Time      8
RFD                               Text          10
Occupant Code                     Text          10
Eviction Start Date               Date/Time      8
Eviction Completed Date           Date/Time      8
List Price                        Currency       8
List Date                         Date/Time      8
Accepted Offer Price              Currency       8
Accepted Offer Date               Date/Time      8
Estimated REO Closing Date        Date/Time      8
Actual REO Sale Date              Date/Time      8

- ITEMS IN BOLD ARE MANDATORY FIELDS. WE MUST RECEIVE INFORMATION IN THOSE FIELDS EVERY MONTH IN ORDER FOR YOUR FILE TO BE ACCEPTED.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

     12-RELIEF PROVISIONS
     15-BANKRUPTCY/LITIGATION
     20-REFERRED FOR DEED-IN-LIEU
     30-REFERRED FORE FORECLOSURE
     60-PAYOFF
     65-REPURCHASE
     70-REO-HELD FOR SALE
     71-THIRD PARTY SALE/CONDEMNATION
     72-REO-PENDING CONVEYANCE-POOL INSURANCE CLAIM FILED

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

ACTION CODE 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

ACTION CODE 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

ACTION CODE 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

ACTION CODE 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

ACTION CODE 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

ACTION CODE 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

ACTION CODE 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

ACTION CODE 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

ACTION CODE 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

     ASUM-APPROVED ASSUMPTION
     BAP-BORROWER ASSISTANCE PROGRAM
     CO-CHARGE OFF
     DIL-DEED-IN-LIEU
     FFA-FORMAL FORBEARANCE AGREEMENT
     MOD-LOAN MODIFICATION
     PRE-PRE-SALE
     SS-SHORT SALE
     MISC-ANYTHING ELSE APPROVED BY THE PMI OR POOL INSURER

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

MORTGAGOR
TENANT
UNKNOWN
VACANT

                                 ATTACHMENT 3-C

                   REALIZED LOSS CALCULATION INFORMATION WELLS

FARGO BANK, N.A. Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.   The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.  The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.  The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS

     WELLS FARGO BANK, N.A. Trust: ___________________________

     Prepared by: __________________ Date: _______________

     Phone: ______________________

     Servicer Loan No. ______   Servicer Name ______   Servicer Address ______

WELLS FARGO BANK, N.A.
Loan No. _____________________________
Borrower's Name: ________________________________________________________
Property
Address: ________________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
Actual Unpaid Principal Balance of Mortgage Loan   $_______________(1)
Interest accrued at Net Rate                       ________________(2)
Attorney's Fees                                    ________________(3)
Taxes                                              ________________(4)
Property Maintenance                               ________________(5)
MI/Hazard Insurance Premiums                       ________________(6)
Hazard Loss Expenses                               ________________(7)
Accrued Servicing Fees                             ________________(8)
Other (itemize)                                    ________________(9)
                                                   $___________________

TOTAL EXPENSES                                     $_______________(10)
CREDITS:
Escrow Balance                                     $_______________(11)
HIP Refund                                         ________________(12)
Rental Receipts                                    ________________(13)
Hazard Loss Proceeds                               ________________(14)
Primary Mortgage Insurance Proceeds                ________________(15)
Proceeds from Sale of Acquired Property            ________________(16)
Other (itemize)                                    ________________(17)
                                                   ____________________

                                                   ____________________
                                                   $_______________(18)
   TOTAL REALIZED LOSS (OR Amount OF GAIN)         $___________________